Registration No. 333-_________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------
                         Newport News Shipbuilding Inc.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                   Issuer:  74-1541566
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                             4101 Washington Avenue
                          Newport News, Virginia 23607
                    (Address of principal executive offices)
                                  ------------
                         Newport News Shipbuilding Inc.
                  401(k) Investment Plan for Salaried Employees
                                       AND
                        Newport News Shipbuilding Savings
                   (401(k)) Plan for Union Eligible Employees
                            (Full title of the plan)
                                  ------------
                               STEPHEN B. CLARKSON
                  Vice President, General Counsel and Secretary
                         Newport News Shipbuilding Inc.
                             4101 Washington Avenue
                          Newport News, Virginia 23607
                                 (757) 380-3600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                 With a copy to:
                         C. Porter Vaughan, III, Esquire
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                            Richmond, Virginia 23219
                                 (804) 788-8200
                         -------------------------------

                         CALCULATION OF REGISTRATION FEE

 ===================================================================================================================
                                                        Proposed maximum      Proposed maximum
      Title of securities            Amount to be        offering price          aggregate            Amount of
        to be registered              registered            per share          offering price     registration fee
 ------------------------------- --------------------- -------------------- --------------------- ------------------
 Common Stock, par value $.01      2,010,000 shares         $24.0625*           $48,365,625*          $14,267.86*
 per share (including
 associated Rights)
 ===================================================================================================================


           (*) Calculated pursuant to Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act") based on the average of the high and low prices of the New York Stock Exchange on September 2, 1998.
 ===============================================================================

         In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                         NEWPORT NEWS SHIPBUILDING INC.

         This Registration Statement covers 2,000,000 additional shares of Common Stock, par value $.01 per share (including associated rights) (the "Common Stock") of Newport News Shipbuilding Inc. (the "Company"), issuable pursuant to the Newport News Shipbuilding Inc. 401(k) Investment Plan for Salaried Employees (the "Investment Plan") and 10,000 additional shares of Common Stock of the Company issuable pursuant to the Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees (the "Savings Plan"). The Company initially registered the issuance of (i) 1,250,000 shares of Common Stock in connection with the Investment Plan and (ii) 30,000 shares of Common Stock in connection with the Savings Plan on its Registration Statement on Form S-8 (Registration No. 333-17447) as filed with the Securities and Exchange Commission (the "Commission") on December 6, 1996, and subsequently registered the issuance of an additional 450,000 shares of Common Stock in connection with the Investment Plan on its Registration Statement on Form S-8 (Registration No. 333-22539) as filed with the Commission on February 27, 1997. The contents of Registration Statement No. 333-17447 and Registration Statement No. 333-22539 are incorporated by reference herein.

         Pursuant to Rule 429, (i) the Prospectus related to shares of Common Stock registered pursuant to this Registration Statement for the Investment Plan also relates to shares of Common Stock registered pursuant to Registration Statement No. 333-17447 and Registration Statement No. 333-22539 and (ii) the Prospectus related to shares of Common Stock registered pursuant to this Registration Statement for the Savings Plan also relates to 30,000 shares of Common Stock registered pursuant to Registration Statement 333-17447.

                                       II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents filed by the Company with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference into this Registration Statement:

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

         (b) The Company's Quarterly Report on Form 10-Q for the quarter ended June 21, 1998, as amended by the Amendment to the Company's Quarterly Report on Form 10-QA for the same period;

         (c) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

         (d) The Annual Report for the Newport News Shipbuilding Inc. 401(k) Investment Plan for Salaried Employees on Form 11-K for the fiscal year ended December 31, 1997, filed with the Commission on June 29, 1998; and

         (e) The Annual Report for the Newport News Shipbuilding Savings (401(k)) Plan for Eligible Union Employees on Form 11-K for the fiscal year ended December 31, 1997, filed with the Commission on June 29, 1998.

         Additionally incorporated by reference into this Registration Statement is the Description of Capital Stock section of the Company's Registration Statement on Form 10, as amended (Registration No. 1-12385).

         In addition to the foregoing, all documents subsequently filed by (i) the Company or (ii) the Plans pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereunder have been issued or which deregisters all securities offered then remaining unsold, shall be deemed incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement, including financial statements, contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.  Interests of Named Experts and Counsel.

     Certain legal matters regarding shares of Common Stock will be passed upon for the Company by Stephen B. Clarkson, Vice President, General Counsel and Secretary of the Company. Mr. Clarkson beneficially owns 71,022 shares of Company Common Stock.

Item 8.  Exhibits.

         The  following   exhibits  are  filed  as  part  of  this  Registration
Statement:

Exhibit No.
-------------------

4.1 Restated Certificate of Incorporation of the Company dated as of December 11, 1996 (incorporated by reference to the Company's Registration Statement on Form S-4, as amended (Registration No. 333-20285)).

4.2 By-laws of the Company, as amended and restated, dated as of January 30, 1998 (incorporated by reference to Exhibit 3.1 of the Company's Current Report on Form 8-K, filed on February 12, 1998).

4.3 Specimen Certificate of the Company's Common Stock (incorporated by reference to the Company's Registration Statement on Form 10, dated October 30, 1996, as amended (Registration No. 1-12385)).

4.4 Form of Rights Agreement dated as of June 10, 1998, between Newport News Shipbuilding Inc. and First Chicago Trust Company of New York, as Rights Agent (filed as Exhibit No. 1 to the Company's Registration Statement on Form 8A, dated June 10, 1998 (Commission File No. 001-12385)).

4.5 Form Certificate of the Voting Powers, Designations, Preferences and Relative Participating, Optional and Other Special Rights and Qualifications, Limitations or Restrictions of Series A Participating Cumulative Preferred Stock of Newport News Shipbuilding Inc. (which is attached as Exhibit A to the Rights Agreement listed as Exhibit 4.4 hereto).

4.6 Form of Right Certificate (which is attached as Exhibit B to the Rights Agreement listed as Exhibit 4.4 hereto).

4.7 Certificate of Elimination of Newport News Shipbuilding Inc.'s Series A Participating Junior Preferred Stock (filed in connection with the expiration of the Company's previous Rights Agreement), dated June 4, 1998 (Filed as Exhibit No. 4 to the Company's Registration Statement on Form 8A, dated June 10, 1998, Commission File No. 001-12385).

5                   Opinion of Stephen B. Clarkson, Esq., regarding Common
                    Stock.

23.1                Consent of Stephen B. Clarkson, Esq. (included in Exhibit
                    5).

23.2                Consent of Independent Public Accountants.

24.1                Powers of Attorney (included on Signature Page).

                                   SIGNATURES

The Registrant

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia, on the 9th day of September, 1998.

                        NEWPORT NEWS SHIPBUILDING INC.



                        BY       /s/ Stephen B. Clarkson
                                 ---------------------------------------------
                                 Stephen B. Clarkson
                                 Vice President, General Counsel and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



                                POWER OF ATTORNEY

         Each of the undersigned, in his capacity as officer or director, or both, as the case may be, of Newport News Shipbuilding Inc. does hereby appoint Stephen B. Clarkson and David J. Anderson, and each of them severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as director or officer, or both as the case may be, this Registration Statement and any and all amendments and post-effective amendments thereto, and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have power to act hereunder with or without the other attorney and shall have full power and authority to do and perform in the name and on behalf of each of said directors or officers, or both as the case may be, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as which each of said officers or directors, or both as the case may be, might or could do in person, hereby ratifying and confirming all that said attorneys or attorney may lawfully do or cause to be done by virtue hereof.

                Signature                              Title                     Date
                ---------                              -----                     ----
                                           Chairman of the Board
/s/ William P. Fricks                        and Chief  Executive          September 4, 1998
------------------------------------         Officer
William P. Fricks

/s/ David J. Anderson                      Senior Vice President and       September 4, 1998
------------------------------------         Chief Financial Officer
David J. Anderson

/s/ Charles P. Wingfield, Jr.              Vice President and              September 9, 1998
------------------------------------         Controller
Charles P. Wingfield, Jr.

____________________________               Director                        ___________, 1998
Hon. Gerald L. Baliles

/s/ Leon A. Edney                          Director                        September 8, 1998
---------------------------
Leon A. Edney, Admiral (Ret.)

/s/ William R. Harvey                      Director                        September 8, 1998
----------------------------
Dr. William R. Harvey

/s/ Dana G. Meade                          Director                        September 8, 1998
---------------------------
Dana G. Mead

/s/ Joseph J. Sisco                        Director                        September 8, 1998
------------------------------------
Dr. Joseph J. Sisco

____________________________               Director                        ___________, 1998
Stephen R. Wilson

                                       5

                                   SIGNATURES

The Plan

         Pursuant to the requirements of the Securities Act of 1933, the Committee appointed under the Newport News Shipbuilding Inc. 401(k) Investment Plan for Salaried Employees has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia on the 9th day of September, 1998.

                             NEWPORT NEWS SHIPBUILDING INC.
                             401(k) INVESTMENT PLAN
                             FOR SALARIED EMPLOYEES


                             By:    /s/ Alfred Little, Jr.
                                    ------------------------------------------
                                    Alfred Little, Jr.
                                    Vice President, Human Resources
                                    and EH&S of Newport News Shipbuilding Inc.



         Pursuant to the requirements of the Securities Act of 1933, the Committee appointed under Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport News, Commonwealth of Virginia on the 9th day of September, 1998.

                         NEWPORT NEWS SHIPBUILDING SAVINGS
                         (401(k)) PLAN FOR UNION ELIGIBLE EMPLOYEES



                         By:    /s/ Alfred Little, Jr.
                                ------------------------------------------
                                Alfred Little, Jr.
                                Vice President, Human Resources
                                and EH&S of Newport News Shipbuilding Inc.

                                  EXHIBIT INDEX

Exhibit No.
-------------------

4.1 Restated Certificate of Incorporation of the Company dated as of December 11, 1996 (incorporated by reference to the Company's Registration Statement on Form S-4, as amended (Registration No. 333-20285)).

4.2 By-laws of the Company, as amended and restated, dated as of January 30, 1998 (incorporated by reference to Exhibit 3.1 of the Company's Current Report on Form 8-K, filed on February 12, 1998).

4.3 Specimen Certificate of the Company's Common Stock (incorporated by reference to the Company's Registration Statement on Form 10, dated October 30, 1996, as amended (Registration No. 1-12385)).

4.4 Form of Rights Agreement dated as of June 10, 1998, between Newport News Shipbuilding Inc. and First Chicago Trust Company of New York, as Rights Agent (filed as Exhibit No. 1 to the Company's Registration Statement on Form 8A, dated June 10, 1998 (Commission File No. 001-12385)).

4.5 Form Certificate of the Voting Powers, Designations, Preferences and Relative Participating, Optional and Other Special Rights and Qualifications, Limitations or Restrictions of Series A Participating Cumulative Preferred Stock of Newport News Shipbuilding Inc. (which is attached as Exhibit A to the Rights Agreement listed as Exhibit 4.4 hereto).

4.6 Form of Right Certificate (which is attached as Exhibit B to the Rights Agreement listed as Exhibit 4.4 hereto).

4.7 Certificate of Elimination of Newport News Shipbuilding Inc.'s Series A Participating Junior Preferred Stock (filed in connection with the expiration of the Company's previous Rights Agreement), dated June 4, 1998 (Filed as Exhibit No. 4 to the Company's Registration Statement on Form 8A, dated June 10, 1998, Commission File No. 001-12385).

5                   Opinion of Stephen B. Clarkson, Esq., regarding Common
                    Stock.

23.1                Consent of Stephen B. Clarkson, Esq. (included in Exhibit
                    5).

23.2                Consent of Independent Public Accountants.

24.1                Powers of Attorney (included on Signature Page).

                                       7